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                              FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 1998

                  Advanced Communications Group, Inc.
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        (Exact name of registrant as specified in its charter)


          Delaware                001-13875            76-0549396
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(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)     Identification No.)

390 S. Woodsmill Road, Suite 150, St. Louis, Missouri       63017
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       (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (314) 205-8668
                                                   --------------

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    (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

     The Company's press release dated November 9, 1998, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

        C.   Exhibits

             99 Additional Exhibits

                (a) Press Release issued by Advanced Communications Group, Inc. dated November 9, 1998




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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             ADVANCED COMMUNICATIONS GROUP, INC.



             By: /s/ James F. Cragg
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                 James F. Cragg
                 President and Chief Operating Officer

Date:   November 10, 1998





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                      EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:


Exhibit No.    Description
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    1          Omitted - Inapplicable.
    2          Omitted - Inapplicable.
    4          Omitted - Inapplicable.
    16         Omitted - Inapplicable.
    17         Omitted - Inapplicable.
    20         Omitted - Inapplicable.
    23         Omitted - Inapplicable.
    24         Omitted - Inapplicable.
    27         Omitted - Inapplicable.
    99         Press Release issued by Advanced Communications
               Group, Inc. dated November 9, 1998 and released
               November 10, 1998.



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